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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated November 1, 1995, except with respect to the matter discussed in
Note 14, as to which the date is January 10, 1996 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-8.




                                                     /s/ ARTHUR ANDERSEN LLP
                                                     -----------------------
                                                     ARTHUR ANDERSEN LLP


Orange County, California
June 27, 1996